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               RECORDING REQUESTED BY

     DEMETRIOU, DEL GUERCIO, SPRINGER & MOYER, LLP

     AND WHEN RECORDED MAIL THIS DEED AND, UNLESS
     OTHERWISE SHOWN BELOW, MAIL TAX STATEMENT TO:

NAME

STREET
ADDRESS

CITY, STATE &
ZIP CODE

TITLE ORDER NO.             ESCROW NO.
               ------------            -----------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SPACE ABOVE THIS LINE FOR RECORDER'S USE

GRANT DEED                                               DOCUMENT TRANSFER TAX $
                                                                                 -------------------

                                                         / / computed on full value of property conveyed, or
                                                         / / computed on full value less liens and
                                                             encumbrances remaining at time of sale.

                                                         -------------------------------------------------------------
                                                         Signature of Declarant or Agent Determining Tax     Firm Name

FOR VALUABLE CONSIDERATION, receipt of which is acknowledged, I (We), DAVID GOLD AND SHERRY GOLD, HUSBAND AND WIFE, AS COMMUNITY
                                                                      ----------------------------------------------------------
                                                                                      (NAME OF GRANTOR(S))
PROPERTY grant to AU ZONE INVESTMENTS #2, L.P., a California limited partnership all that real property situated in the City of
- --------          --------------------------------------------------------------
                                      (NAME OF GRANTEE(S))
LOS ANGELES (or in an unincorporated area of)    LOS ANGELES  County, CALIFORNIA described as follows (insert legal description):
- -----------                                   ----------------        ----------
                                              (NAME OF COUNTY)          (STATE)

     LEGAL DESCRIPTION IS ATTACHED AS EXHIBIT "A" HERETO AND IS INCORPORATED HEREIN BY THIS REFERENCE

Assessor's parcel No. 2637-023-016
                      ------------

Executed           May 2,          1996,    at
            -------------------  ----------   --------------------------------------
                                                         (City and State)

                                              /S/ DAVID GOLD
                                              --------------------------------------
                                              DAVID GOLD

STATE OF
           -----------------------            --------------------------------------

COUNTY OF                                     /S/ SHERRY GOLD
           -----------------------            --------------------------------------
                                              SHERRY GOLD
                                                                                RIGHT THUMBPRINT (Optional)
On               before me,
   -------------            --------------------------------------------        TOP OF THUMB HERE
                            (NAME/TITLE, i.e. "JANE DOE, NOTARY PUBLIC")

personally appeared
                    -----------------------------------------------------
personally known  to me  (or proved to  me on  the basis of  satisfactory evidence)  to  be the person(s)  whose name(s)  is/are subscribed  to the within  instrument  and acknowledged to me that he/she/they  executed the same in his/her/their authorized capacity(ies),
                          and that  by his/her/their signature(s)  on the
                          instrument the person(s), or  the  entity  upon       CAPACITY CLAIMED BY SIGNER(S)
                          behalf of which the  person(s) acted,  executed       / / INDIVIDUAL(S)
                          the instrument.                                       / / CORPORATE  ____________
                                                                                    OFFICER(S) ____________
                                                                                                 (TITLED)
                                                                                / / PARTNER(S)  / / LIMITED
                          WITNESS my hand and official seal.                                    / / GENERAL
                                                                                / / ATTORNEY IN FACT
                          -----------------------------------------------       / / TRUSTEE(S)
                                      (SIGNATURE OF NOTARY)                     / / GUARDIAN/CONSERVATOR
                                                                                / / OTHER _________________
MAIL TAX     (Seal)                                                                 _______________________
STATEMENTS TO:                                                                  SIGNER IS REPRESENTING:
               ------------------------------------------------------------     NAME OF PERSON(S) OR WITNESS(S)
                                                                                ___________________________
               ------------------------------------------------------------     ___________________________
Before you use this  form, fill  in all  blanks, and  make whatever changes     -C- 1994, WOLCOTTS FORMS, INC.
are appropriate  and necessary to  your particular  transaction. Consult  a lawyer if you doubt the form's  fitness for your purpose and use.  Wolcotts makes no representation or  warranty, express  or implied, with respect  to the merchantability or fitness of this form for an intended use or purpose.

WOLCOTTS FORM 778 - Rev. 3-94a (price class 3A)               [BAR CODE]
GRANT DEED                                                 3  677539778  9



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                                   EXHIBIT "A"


PARCEL 1:

THAT PORTION OF LOT 10 OF TRACT NO. 14620, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 348 PAGES 2 AND 3 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING NORTHEASTERLY OF A LINE BEARING NORTH 16 DEGREES 38 MINUTES 53 SECONDS WEST
304.09 FEET FROM A POINT IN THE SOUTHEAST LINE OF SAID LOT 10, DISTANT THEREON NORTH 73 DEGREES 21 MINUTES 07 SECONDS EAST 116.44 FEET FROM THE MOST SOUTHERLY CORNER OF SAID LOT TO A POINT IN THE NORTHWESTERLY LINE OF SAID LOT DISTANT NORTHEASTERLY THEREON 143.41 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT.

PARCEL 2:

A SLOPE EASEMENT OVER A STRIP OF LAND 7 FEET WIDE, THE EASTERLY LEIN OF SAID EASEMENT BEING THE COURSE ABOVE DESCRIBED AS HAVING A BEARING OF NORTH 16 DEGREES 38 MINUTES 53 SECONDS WEST AND A DISTANCE OF 304.09 FEET.